December 16, 2008

DREYFUS MONEY MARKET FUNDS Supplement to Current Prospectus

Each Dreyfus money market fund (each, a “Fund”) has entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”), which permits the Fund to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guarantees the share price of shares of the Fund held by shareholders as of September 19, 2008 at $1.00 per share if the Fund's net asset value per share falls below $0.995 (a “Guarantee Event”) and the Fund liquidates. Recovery under the Program is subject to certain conditions and limitations, including the following:

  For shareholders of a Fund, the Program provides a guarantee for the lesser of (a) the number of Fund shares owned by the shareholder at the close of business on September 19, 2008, or (b) the number of Fund shares owned by the shareholder on the date of a Guarantee Event.
  The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).
  In order to recover, a Guarantee Event must occur during the term of the Program.

Fund shares acquired by investors after September 19, 2008 that increase the number of Fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, Fund shares acquired by investors who did not hold Fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

The Program, which was originally set to expire on December 18, 2008, has been extended by the Treasury until April 30, 2009, after which the Secretary of the Treasury will review the need for, and terms of, the Program. Participation in the initial term and the extended period of the Program required each Fund to pay the Treasury fees in the amount of .01% and .015%, respectively, of the Fund’s net asset value as of September 19, 2008. These fees were borne by the Funds without regard to any expense limitation currently in effect for any Fund. The Secretary may extend the Program through the close of business on September 18, 2009. If the Program is extended, each Fund will consider whether to continue to participate and pay any additional fees.

Please visit www.dreyfus.com for up-to-date information on the Dreyfus money market funds’ participation in the Program, or for more information on the Program please visit the Treasury’s website at http://www.ustreas.gov, or contact your financial representative.

DRY-MMF-1208-2